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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

         CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities and Exchange Act of 1934

Date of Report    April 15, 2002

Heritage Oaks Bancorp
(Exact name of registrant as specified in its charter)

State of California (State or other jurisdiction of incorporation)	0-25020 (Commission File Number)	77-0388249 (IRS Employer Identification No.)

545 12th Street, Paso Robles, Ca. 93446
(Address of principal executive offices)

Registrant's telephone number, including area code    (805) 239-5200

N/A
(Former name or former address, if changed since last report)

Item 5. Other Events.

        Heritage Oaks Bancorp (the "Registrant") announced the sale of $8.0 million of trust preferred securities. The securities were issued by a special purpose business trust formed by the Registrant and were sold to a pooled investment vehicle sponsored by Sandler O'Neill & Partners, L.P. and Salomon Smith Barney Inc. in a private transaction. The $8.0 million in trust preferred securities have a floating interest rate, which resets semi-annually, equal to 6-month LIBOR plus 3.70%, with a ceiling of 11.0% for the first five years.

        The Registrant issued a press release announcing the sale on April 10, 2002. A copy of the release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        The following is filed as an exhibit to this Current Report on Form 8-K:

Exhibit No.	Description
99.1	Press release dated April 10, 2002

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERITAGE OAKS BANCORP
Date: April 15, 2002	By:	/s/ MARGARET A. TORRES Margaret A. Torres Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated April 10, 2002

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FORM 8-K
  Item 5. Other Events.
  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURES
EXHIBIT INDEX